THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

       If you are in any doubt about what action to take, we recommend that you immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

      This document should be read in conjunction with the offer to purchase dated September 1, 2004, which, together with any amendments or supplements thereto, collectively constitute the “Offer.” The definitions used in the Offer apply in this Letter of Transmittal. All terms and conditions contained in the Offer applicable to ADSs are deemed to be incorporated in and form part of this Letter of Transmittal.

LETTER OF TRANSMITTAL

To Tender American Depositary Shares (“ADSs”) Evidenced by American
Depositary Receipts (“ADRs”),
Each ADS Representing 50,000 Preferred Shares
of
TELE LESTE CELULAR PARTICIPAÇÕES S.A.
to Enable the Receiving Agent Named Below to Tender the Underlying Preferred Shares
at
R$1.10 Per 1,000 Preferred Shares (Before Deducting Fees and Expenses)
Pursuant to the Offer dated as of September 1, 2004
by
BRASILCEL N.V.,
a joint venture of
PORTUGAL TELECOM, SGPS, S.A.
PT MÓVEIS, SGPS, S.A.
TELEFÓNICA MÓVILES, S.A.

Subject to the exceptions and conditions described in the Offer, the tender offer and the withdrawal rights for holders of common shares and preferred shares will expire at 11:00 a.m., New York City time, on October 8, 2004, unless the offer is extended or earlier terminated. However, unless the offer is extended or earlier terminated, to participate in the tender offer, you must qualify for the tender offer, if a holder of American Depositary Shares, or “ADSs,” participating in the tender offer through The Bank of New York, as receiving agent, no later than 5:00 p.m., New York City time, on October 1, 2004 (such date, as it may be extended by Brasilcel N.V. in its sole discretion, the “ADS Qualification Date”). Withdrawals of ADSs by ADS holders who wish to participate in the tender offer through the receiving agent will not be accepted after 5:00 p.m., New York City time, on October 6, 2004, unless the offer is extended or earlier terminated.

      This Offer is subject to the conditions described in Section 6 — “Conditions to the Tender Offer” of the Offer.

      ADS holders who wish to participate in the tender offer through the Receiving Agent must pay the fees and expenses described in Section 4 — “Procedures for Accepting the Offer and Tendering Shares” of the Offer.

THE RECEIVING AGENT FOR THE OFFER:

THE BANK OF NEW YORK

By Mail:	By Hand or Overnight or Courier:
The Bank of New York Tender & Exchange Department P.O. Box 11248 New York, NY 10286-1248	The Bank of New York Tender & Exchange Department 101 Barclay Street Receive and Deliver Window, Street Floor New York, NY 10286

By Facsimile Transmission (for Eligible Institutions Only):

(212) 815-6433

To confirm facsimile transmission only:

(212) 815-6212

      Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Delivery of this Letter of Transmittal to the Company or to a Book-Entry Transfer Facility will not constitute valid delivery to the Receiving Agent. The instructions accompanying this Letter of Transmittal should be read carefully before the Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided therefor and complete the substitute form W -9. See Instruction 12 of this Letter of Transmittal.

      THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING ADSs. DO NOT USE THIS LETTER OF TRANSMITTAL FOR TENDERING COMMON SHARES OR PREFERRED SHARES.

      There is no separate tender offer being made in the United States to acquire ADSs. If a holder of ADSs, each representing 50,000 preferred shares, no par value (ações preferenciais) of Tele Leste Celular Participações S.A. (“TLE”), wishes to participate in the tender offer, the holder may tender its ADSs to The Bank of New York, as receiving agent (the “Receiving Agent”), in accordance with the instructions set forth in this Letter of Transmittal. If the underlying preferred shares are accepted for purchase in the auction described in Section 3 — “Acceptance for Payment and Payment for Shares” in the Offer, those ADSs will be cancelled so that the underlying shares may be tendered.

      Any holder of ADSs that wishes to tender ADSs to the Receiving Agent must, no later than 5:00 p.m., New York City time, on October 1, 2004, unless the tender offer is extended or earlier terminated (such date, as it may be extended, the “ADS Qualification Date”), either:

•	complete and sign this Letter of Transmittal in accordance with the instructions contained herein and deliver that completed Letter of Transmittal, the applicable ADRs evidencing the ADSs tendered and all other required documents to the Receiving Agent no later than the ADS Qualification Date; or

•	request its broker, dealer, commercial bank, trust company or other nominee to effect the tender through the procedures of The Depository Trust Company by sending an agent’s message to the Receiving Agent’s account at The Depository Trust Company, or the “Book-Entry Transfer Facility,” no later than the ADS Qualification Date.

Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Receiving Agent.

      For those ADSs tendered through the Receiving Agent, the Receiving Agent will then contact a broker authorized to conduct trades on the Bolsa de Valores de São Paulo — BOVESPA (the “São Paulo Stock Exchange”) to tender the underlying preferred shares in the auction described in Section 3 — “Acceptance for Payment and Payment for Shares” in the Offer. The Receiving Agent will instruct that broker to present a sale order for those underlying preferred shares in the auction by 11:00 a.m., New York City time, on October 8, 2004 (such date, as it may be extended, the “Expiration Date”).

      As an alternative to tendering its ADSs to the Receiving Agent, an ADS holder may also surrender its ADSs to the Depositary, withdraw the underlying preferred shares from the ADS program no later than 4:00 p.m. New York City time on October 7, 2004 (the “Share Qualification Date”) and participate directly in the tender offer like other holders of preferred shares as described in Section 4 — “Procedures for Accepting the Offer and Tendering Shares” in the Offer. If you wish to preserve your ability to withdraw until October 8, 2004, the Expiration Date, you must surrender your ADSs with the underlying preferred shares for the ADS program and participate directly in the tender offer like other holders of preferred shares.

      This Letter of Transmittal cannot be used to tender common shares or preferred shares, except insofar as preferred shares are represented by ADSs. If you hold common shares or preferred shares that are not represented by ADSs, you can only tender such shares into the Offer by following the instructions in the Offer. See Instruction 10 of this Letter of Transmittal.

      All Letters of Transmittal, ADRs evidencing ADSs and other required documents delivered to the Receiving Agent by holders of ADSs will be deemed (without any further action by the Receiving Agent) to constitute acceptance by such holders of the Offer with respect to the preferred shares represented by such ADSs, upon the terms and subject to the conditions set forth in the Offer and this Letter of Transmittal.

      After acceptance by Brasilcel N.V. (the “Purchaser”) of the preferred shares underlying the ADSs tendered to the Receiving Agent (subject to any pro rata reduction of the shares purchased as described in the Offer) and receipt of payment of the consideration for those shares, the Receiving Agent will pay to the applicable holders of ADSs the U.S. dollar equivalent (based on then prevailing exchange rates, net of expenses for converting reais to U.S. dollars) of R$1.10 per 1,000 preferred shares, or R$55.00 per ADS, minus (1) a fee of U.S.$5.00 per 100 ADSs or portion thereof for the cancellation of the ADSs representing preferred shares purchased in the tender offer, (2) the combined fee of 0.035% of the purchase price payable to the São Paulo Stock Exchange and the Companhia Brasileira de Liquidação e Custódia (the Brazilian Settlement and Custody Company, or “CBLC”), as described in Section 1 — “Terms of the Tender Offer; Expiration Date and Qualification Date” of the Offer and (3) the holder’s pro rata portion of the fee or commission charged by the broker selected by the Receiving Agent to tender preferred shares underlying ADSs on behalf of ADS holders participating in the tender offer. The ADS cancellation fee is payable to The Bank of New York, as depositary under the deposit agreement governing the TLE ADS program. In addition, any ADS holder that wishes to tender ADSs in the tender offer must pay any taxes or governmental charges payable in connection with the cancellation of ADSs representing preferred shares purchased in the tender offer. ADS holders for which preferred shares underlying those ADSs are purchased in the tender offer will receive the purchase price for the preferred shares purchased in the tender offer underlying the ADSs they tendered in cash by check or, in the case of ADSs held through the Book-Entry Transfer Facility, by means of delivery of funds to the account maintained at the Book-Entry Transfer Facility by the participant that has tendered the ADSs.

      In the event of an inconsistency between the terms and procedures in this Letter of Transmittal and the Offer, the terms and procedures in the Offer shall govern. Please contact BES Securities, the Brazilian information agent, at +55 21 3212-3213 or MacKenzie Partners, Inc., the U.S. information agent, at (212) 929-322-2885 or toll free at (800) 322-2885 to discuss any inconsistency.

BOX 1: DESCRIPTION OF ADSs TENDERED

Name(s) and address(es) of registered holder(s)
(Please fill in, if blank, exactly as	ADSs tendered
name(s) appear(s) on ADRs))	(attach additional list if necessary)(1)

Total Number
	ADR	of ADSs	Number
	Serial	Represented by	of ADSs
	Number(s)(2)	ADRs	Tendered

Total Shares

(1) Unless otherwise indicated, it will be assumed that all ADSs delivered to the Receiving Agent are being tendered. See Instruction 4. You      must complete Box 4 in accordance with the instructions set out therein and, if appropriate, Boxes 2 and 3.

(2) This column need not be completed by holders tendering ADSs by book-entry transfer.

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE RECEIVING AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account No. at DTC

Transaction Code No.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: The Bank of New York, as Receiving Agent:

      The undersigned hereby instructs the Receiving Agent to tender the preferred shares represented by the above described ADSs (which expression shall in this Letter of Transmittal, except where the context otherwise requires, be deemed to include, without limitation, the preferred shares represented thereby), into the Offer in Brazil, upon the terms and subject to the conditions set forth in the Offer and this Letter of Transmittal. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the ADSs and any other required documents delivered to the Receiving Agent in connection herewith will be deemed (without any further action by the Receiving Agent) to constitute acceptances of the Offer by the undersigned with respect to the Shares represented by the above-described ADSs, subject to withdrawal rights described in Section 5 — “Withdrawal Rights” of the Offer and the terms and conditions set forth in this Letter of Transmittal. See Instruction 13 of this Letter of Transmittal.

      The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

      The undersigned hereby delivers to the Receiving Agent the above-described ADSs evidenced by ADRs for tender to the Purchaser of the preferred shares represented by such ADSs, in accordance with the terms and conditions of the Offer, including any supplements or amendments thereto, and this Letter of Transmittal.

      Upon the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

(i) sells, assigns and transfers to the Purchaser all right, title and interest in and to all of the preferred shares represented by the ADSs being tendered hereby; and

(ii) irrevocably constitutes and appoints the Receiving Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the ADSs and preferred shares represented by such ADSs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) cancel the ADSs tendered and deliver the preferred shares represented by such ADSs or transfer the ownership of the preferred shares represented by such ADSs with all accompanying evidences of transfer and authenticity to the Purchaser, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the preferred shares represented by such ADSs, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs evidenced by ADRs (and the preferred shares represented by the ADSs) tendered hereby and that when the preferred shares are purchased by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the preferred shares will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Receiving Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs and the preferred shares represented by ADSs tendered hereby.

      The undersigned agrees to ratify each and every act or action which may be done or effected by any director of, or other person nominated by, the Purchaser or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder. The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Purchaser or the Receiving Agent or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and actions and execute all such documents as may be required to enable the Purchaser or the Receiving Agent to secure the full benefits of this Letter of Transmittal.

      All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as otherwise stated in the Offer, this tender is irrevocable.

      Unless otherwise indicated herein in Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions,” the undersigned hereby instructs the Receiving Agent to:

(i) issue the check for the purchase price for the preferred shares represented by the ADSs accepted for purchase, and/or

(ii) cause to be issued any ADRs evidencing ADSs which preferred shares represented thereby were not tendered or accepted for purchase, in the name(s) of the registered holder(s) appearing herein in Box 1: “Description of ADSs Tendered.”

      In the event that Box 2: “Special Delivery Instructions” and/or Box 3: “Special Issuance Instructions” are completed, the undersigned hereby instructs the Receiving Agent to:

(i) issue the check for the purchase price for the preferred shares represented by ADSs accepted for purchase, and/or

(ii) cause to be issued any ADRs evidencing ADSs which preferred shares represented thereby were not tendered or accepted for purchase in the name(s) of the person or persons so indicated, and

(iii) mail, or cause to be mailed, the check for the purchase price for the preferred shares represented by ADSs accepted for purchase, and/or

(iv) return, or cause to be returned, any ADRs evidencing any ADSs which preferred shares represented thereby were not tendered or accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated.

      In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Receiving Agent to credit the undersigned’s account maintained at the Book-Entry Transfer Facility with (i) the purchase price for the preferred shares represented by ADSs accepted for purchase, and (ii) ADSs representing any preferred not accepted for purchase. The undersigned recognizes that the Receiving Agent will not transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept for purchase any of the preferred shares represented by ADSs so tendered.

      The terms and conditions contained in the Offer, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this Letter of Transmittal, which shall be read and construed accordingly. This Letter of Transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the Offer shall not be made, until the ADSs being tendered and all other required documentation have been received by the Receiving Agent as provided in the Offer and this Letter of Transmittal.

      Unless you complete Box 3: “Special Delivery Instructions,” the address of the holder inserted in Box 1: “Description of ADSs Tendered” is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

☐	Check here if any of the ADRs representing ADSs that you own have been lost or destroyed (see Instruction 11).

Number of ADSs represented by lost or destroyed ADR(s):

BOX 2: SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

      To be completed ONLY if ADR(s) evidencing ADSs not tendered or not accepted for payment and/or the check for the purchase price of the preferred shares represented by ADSs accepted for payment are to be issued in the name of someone other than the undersigned or if ADSs tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue     ☐ Check     ☐ ADR to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)
(See Substitute Form W-9 included herein)

☐	Credit ADSs tendered by book-entry transfer that are not accepted for payment to Receiving Agent to the account set forth below:

(Receiving Agent Account Number)

BOX 3: SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

      To be completed ONLY if ADR(s) evidencing ADSs not tendered or not accepted for payment and/or the check for the purchase price of the preferred shares represented by ADSs accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue     ☐ Check     ☐ ADR (s) to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)
(See Substitute Form W-9 included herein)

BOX 4:
SIGN HERE
AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

Signature(s) of Holder(s)
(See guarantee requirement below)

Dated:	____________________, 2004

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR. If signed by person(s) to whom the ADSs represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s)

(Please Print)
Capacity (full title)

Address

(Zip Code)

GUARANTEE OF SIGNATURE(S)

(If required, See Instructions 1, 2, 5 and 13)

Authorized Signature

Name

(Please Print)
Name of Firm

Address

(Zip Code)
Area Code and Telephone Number

Dated:	____________________, 2004

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

      1. Guarantee Of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (STAMP), the New York Stock Exchange Medallion Program (MSP), or the Stock Exchanges Medallion Program (SEMP) or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered herewith and such holder(s) have not completed either Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions” on this Letter of Transmittal, or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

      2. Delivery of Letter of Transmittal and ADSs. This Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. An Agent’s Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer. ADRs evidencing ADSs or confirmation of any book-entry transfer into the Receiving Agent’s account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message and any other documents required by this Letter of Transmittal, must be delivered to the Receiving Agent at one of its addresses set forth herein prior to the ADS Qualification Date. If ADSs are forwarded to the Receiving Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) must accompany each such delivery.

      The term “Agent’s Message” means a message transmitted by means of the Book-Entry Transfer Facility to, and received by, the Receiving Agent and forming a part of a book-entry confirmation which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the system of the Book-Entry Facility tendering ADSs that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

      The method of delivery of ADRs and all other required documents is at the sole option and risk of the tendering holders of ADSs. ADRs will be deemed delivered only when actually received by the Receiving Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted, and no number of underlying preferred shares that would represent a fractional ADS will be purchased. By executing this Letter of Transmittal, all tendering ADS holders waive any right to receive any notice of the acceptance of their ADSs for payment.

      Guaranteed Delivery of ADSs. If an ADS holder desires to tender ADSs pursuant to the tender offer and cannot deliver those ADSs and all other required documents to the Receiving Agent by the ADS Qualification Date or that holder cannot complete the procedure for delivery by book-entry on a timely basis, those ADSs may nevertheless be tendered if all of the following conditions are met:

(i) the tender is made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form accompanying the Offer is received by the Receiving Agent (as provided below) by the ADS Qualification Date; and

(iii) the ADRs evidencing the ADSs (or a confirmation of a book-entry transfer of such shares into the receiving agent’s account at the Book-Entry Transfer Facility), together with a properly completed and duly executed letter of transmittal with any required signature guarantee or an agent’s message and any other documents required by the letter of transmittal, are received by the receiving within three (3) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the receiving agent and must include a guarantee by an Eligible Institution in the form set forth in that Notice.

      3. Inadequate Space. If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs represented by such ADRs, the number of ADSs tendered and any other required information should be listed on a separate signed schedule attached hereto.

      4. Partial Tenders. If fewer than all of the ADSs evidenced by ADRs delivered to the Receiving Agent are to be tendered, fill in the number of ADSs which are to be tendered in Box 1: “Number of ADSs Tendered.” In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in Box 3: “Special Delivery Instructions” on this Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs delivered to the Receiving Agent will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs without any alteration or change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

      If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the ADSs tendered in the Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

      If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to act must be submitted.

      If this Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock power must be guaranteed by an Eligible Institution.

      6. Stock Transfer Taxes. The registered holder(s) of the ADSs listed and transmitted hereby must pay any stock transfer taxes (1) with respect to the transfer and sale of ADSs to the Purchaser or its order pursuant to the Offer and (2) if ADSs not tendered or accepted for payment are to be registered in the name of any person(s) other than the registered holder(s), with respect to the transfer to such person(s). Any such stock transfer taxes (whether imposed on the registered holder(s) or any other person(s)) will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADSs listed in this Letter of Transmittal.

      7. Special Issuance and Delivery Instructions. If the payment for ADSs accepted (which preferred shares represented thereby have been accepted for purchase) and/or ADRs evidencing ADSs not accepted (which preferred shares represented thereby are not accepted for purchase) is or are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such payment is to be sent and/or such ADRs are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that indicated in Box 1: “Description of ADSs Tendered,” the appropriate Special Delivery Instructions (Box 3) and/or the Special Issuance Instructions (Box 2) on this Letter of Transmittal should be completed.

      8. Waiver of Conditions. The Purchaser, in accordance with the terms of the Offer, has reserved the right to waive all or any of the conditions, in whole or in part, on or before 8:00 a.m., New York City time, on the Expiration Date.

      9. Requests for Assistance or Additional Copies. Holders of ADSs may use this Letter of Transmittal to tender the ADSs (and preferred shares represented by such ADSs) and accept the Offer. Holders of preferred shares may not tender their preferred shares pursuant to this Letter of Transmittal except insofar as they are represented by ADSs. Questions and requests for assistance or additional copies of the offer to purchase or this Letter of Transmittal may be directed to the information agents at the addresses and telephone numbers set forth at the end of this Letter of Transmittal.

      10. Holders of Common Shares or Preferred Shares. This Letter of Transmittal cannot be used to tender common shares or preferred shares, except insofar as preferred shares are represented by ADSs. If you hold common shares or preferred shares that are not represented by ADSs, you can only tender such shares into the Offer by following the instructions in the Offer. Please refer to the Offer for more information and contact the Information Agent with any questions.

      11. Lost, Destroyed or Stolen ADRs. If any ADR(s) representing ADS(s) has been lost, destroyed or stolen, the holder should promptly notify the Receiving Agent by checking the box at the bottom of page 5 of this Letter of Transmittal and indicating the number of ADSs represented by the lost, destroyed or stolen ADRs. The holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

      12. Taxpayer Identification Number; 28% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a holder who tenders ADSs pursuant to the Offer is required to provide the Receiving Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN).

      A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the holder has furnished the Receiving Agent with his or her TIN within 60 days. A holder who checks the box in Part 3 in lieu of furnishing such holder’s TIN should furnish the Receiving Agent with such holder’s TIN as soon as it is received. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, which are enclosed separately in the package of tender offer materials.

      Under U.S. federal income tax law, payment of cash by the Receiving Agent may be subject to U.S. backup withholding tax at a 28% rate unless the holder establishes entitlement to an exemption. If backup withholding applies, the Receiving Agent is required to withhold 28% of any payments to be made to the holder. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service (the “IRS”). The Receiving Agent cannot refund amounts withheld by reason of backup withholding.

      In order to avoid such backup withholding, each holder delivering ADSs to the Receiving Agent should complete and sign the Substitute Form W-9 included with this Letter of Transmittal and either (a) provide its taxpayer identification number (TIN) and certify, under penalties of perjury, that the TIN so provided is correct and that (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for an exemption. In general, if such holder is an individual, the TIN is his or her social security number. If the Receiving Agent is not provided with the correct TIN, such holder may be subject to a $50 penalty imposed by the IRS and payments that are made to such holder with respect to ADSs tendered and accepted pursuant to the Offer may be subject to backup withholding.

      13. Withdrawal Rights. Tenders of ADSs through the Receiving Agent may be withdrawn at any time prior to 5:00 p.m., New York City time, on October 6, 2004, unless the tender offer is extended. See Section 5 — “Withdrawal Rights” of the Offer.

      For a withdrawal of a tender of ADSs through the Receiving Agent to be effective, an originally signed written notice of withdrawal must be received by the Receiving Agent at the address set forth above no later than 5:00 p.m., New York City time, on October 6, 2004. Any such notice of withdrawal must (i) specify the name of the person having tendered the ADSs to be withdrawn, (ii) in the case of a tender by book-entry transfer, specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn ADSs and otherwise comply with the procedures of such facility, (iii) contain a statement that such holder is withdrawing his election to have such ADSs tendered, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such ADSs were tendered (including any required signature guarantees), and (v) specify the ADSs to be withdrawn, if not all of the ADSs tendered by the holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Purchaser, whose determination shall be final and binding on all parties. Any ADSs so withdrawn will be deemed not to have been validly tendered for purposes of the Offer, and no cash will be paid with respect thereto unless the ADSs so withdrawn are validly retendered. If an ADS holder withdraws ADSs from the tender offer, the ADRs evidencing those ADSs will be returned promptly after the proper withdrawal of the ADSs or, in the case of ADSs transferred through the Book-Entry Transfer Facility, the properly withdrawn ADSs will be credited into the account at the Book-Entry Transfer Facility from which they were tendered as soon as practicable after the proper withdrawal of the ADSs. Properly withdrawn ADSs may be retendered by following the procedures described above at any time on or prior to the ADS Qualification Date.

      Please note that if you are an ADS holder and you wish to preserve your ability to withdraw until October 8, 2004 the Expiration Date, you must surrender your ADSs, withdraw the underlying preferred shares from the ADS program before the Qualification Date and participate directly in the tender offer like other holders of preferred shares, as set forth in Section 4 — “Procedures for Accepting the Offer and Tendering Shares” in the Offer.

      Important: This Letter of Transmittal, together with the ADRs or confirmation of book-entry transfer, and all other required documents, must be received by the Receiving Agent on or prior to 5:00 p.m., New York City time, on October 1, 2004, which is the ADS Qualification Date, unless the tender offer is extended.

THE BANK OF NEW YORK

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — Certification — Under penalties of perjury, I certify that:	Part 3 — Awaiting TIN ☐

(1) the number shown on this form is my correct Taxpayer Identification Internal Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

The Bank of New York’s Request for Taxpayer Identification Number (“TIN”)	Signature:	Date:
Name: (Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature ______________________________  Date _________________________ , 2004

The Brazilian Information Agent
for the Tender Offer is:

BES Securities

Av. Rio Branco 110, 33° andar
CEP 20040-001 Centro
Rio de Janeiro, Brazil
Telephone: +55 21 3212-3213

The U.S. Information Agent

for the Tender Offer is:

MacKenzie Partners, Inc.

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885